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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2000


                            ReliaStar Financial Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-10640                   41-1620373
------------------------     ------------------------       -------------------
(State of Incorporation)     (Commission file number)        (I.R.S. Employer
                                                             Identification No.)

                           20 Washington Avenue South
                          Minneapolis, Minnesota          55401
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)



                                 (612) 372-5432
                         -------------------------------
                         (Registrant's telephone number)


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Item 5.  Other Events

         On February 8, 2000, ReliaStar Financial Corp. conducted a regularly scheduled meeting with securities analysts in New York, New York. A summary of material distributed to those who attended the meeting is filed as an exhibit to, and incorporated by reference in, this report.

Item 7.  Financial Statements and Exhibits.

Exhibit
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99     Summary of ReliaStar Financial Corp. February 8, 2000 Analysts' Briefing.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            RELIASTAR FINANCIAL CORP.


Date:  February 8, 2000             By:  /s/ Richard R. Crowl
                                        ---------------------------------------
                                        Richard R. Crowl, Senior Vice President,
                                        General Counsel, and Secretary